                                     [PHOTO]



                                                --------------------------------
                                                  The Latin America
                                                  Investment Fund, Inc.
                                                  ..............................
                                                  ANNUAL REPORT
                                                  DECEMBER 31, 1999
                                                --------------------------------

CONTENTS

Letter to Shareholders .....................................................1

Portfolio Summary ..........................................................7

Schedule of Investments ....................................................9

Statement of Assets and Liabilities .......................................14

Statement of Operations ...................................................15

Statement of Changes in Net Assets ........................................16

Financial Highlights ......................................................18

Notes to Financial Statements .............................................20

Report of Independent Accountants .........................................26

Results of Annual Meeting of Shareholders .................................27

Tax Information ...........................................................27

Description of InvestLink-SM- Program .....................................29

Recent Developments .......................................................32




PICTURED ON THE COVER IS A BRANCH OF BANCO POPULAR ARGENTINO LOCATED IN BUENOS AIRES, ARGENTINA.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 31, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the year ended December 31, 1999.

At December 31, 1999, the Fund's net assets were $115.6 million. The Fund's net asset value ("NAV") was $17.55 per share (net of dividends paid of $0.50 per share), as compared to $11.49 at December 31, 1998.

PERFORMANCE: EFFECTIVE CHOICES IN COUNTRIES AND SECURITIES

For the year ended December 31, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends, was 58.6%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA")* rose by 58.9% over the same period.

These figures reveal that the Fund was able to generate a return nearly identical to that of an equity-only index despite investing a substantial portion of assets (approximately 35%) in Latin American fixed income securities.

I note in this context that a more realistic performance benchmark would be one that proportionately blends the returns of Latin American fixed income and equity indices. Utilizing the Latin component of the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")** and EMFLA in this way, the Fund's blended benchmark would have returned approximately 45.6% during 1999, versus the Fund's 58.6%.

I attribute the strong performance of the Fund's equity component to a combination of effective stock selection and country allocation. We focused on high-quality, large-capitalization names in the largest markets. Many of these--particularly in the telecommunications, banking and media sectors--were among the names that attracted the most buying activity in the region's vigorous fourth-quarter rally.

- In Mexico, we overweighted several companies in which we had great confidence. These included Telefonos de Mexico, S.A. and Grupo Televisa S.A., which led the Mexican market and were (and still are) two of the Fund's larger holdings. We also chose to overweight the banking sector, which generally did quite well.

- Argentine exposure benefited from our decision to underweight the market due to our perception that the overall environment was not sufficiently favorable, as well as our positions in selected oil and gas companies.

- We underweighted Colombia and Venezuela for much of the year in response to deteriorating political and macroeconomic conditions. This decision paid off, as Colombia (-13.7%) and Venezuela (-8.7%) were the year's worst-performing Latin American markets.

The main negative contributor to equity performance was stock selection in Brazil. One of our Brazilian positions underperformed for much of the year, which dampened the portfolio's overall return accordingly.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

The Fund's fixed income holdings, which amounted to roughly a third of the portfolio at year-end, outperformed those of EMBI+'s Latin sub-index. Salomon Brothers Asset Management Inc. serves as advisor to the Fund for fixed income and took the following steps that most benefited overall return:

- Overweighting Venezuela and Peru, which were two of the strongest Latin debt markets, throughout the year. Security selection within Venezuela also helped.

- Underweighting Mexico and Argentina, which were among the weaker Latin debt markets, for much of the year. Security selection within Argentina also helped.

-  Selecting and purchasing Brazilian bonds that performed especially well.

1999: AN EXCITING TIME FOR LATIN AMERICA

EQUITIES. Latin America was an exciting place in which to invest during 1999. Exciting in its economic progress. Exciting, as always, in its politics. And, ultimately, exciting in the performance of its equity markets.

All was not rosy, though; far from it. Had the year ended with the third quarter, this tale would have been uninspiring, to say the least. But it didn't, and during the fourth quarter, virtually every Latin market generated positive returns.

Among the more important drivers of quarterly equity performance in the region were:

- RISKY ASSETS' RETURN TO FAVOR. Relatively risky assets offering the potential for higher returns returned to favor based on a more stable interest-rate environment in the U.S., persistent strength in commodity prices (especially oil) and an improving outlook for global economic growth. Investors turned their attention to Latin America accordingly.

- RECORD-SETTING BRAZILIAN MARKET. In local-currency terms, Brazilian stocks exceeded their July 1997 all-time high. The market surged as a result of receding inflationary fears; significantly higher industrial production; a cleverly supported and strengthened currency; the almost assured attainment of the government's primary surplus target; and compelling valuations.

- BREAKTHROUGH IN MEXICO. After failing twice earlier in the year, the Mexican market was able to surpass its psychological resistance level of 6,100. Locals and foreigners alike enthusiastically applauded high liquidity levels, an improving country risk profile and accelerating inflows of foreign direct investment, among other factors.

All in all, a nice boom for a region that started the year with a bust. There is still much to be achieved, however, before widespread economic recovery can occur. But progress was there in 1999, and 2000 may well see the sun finally rise above the horizon and shine fully upon the Southern Hemisphere.

FIXED INCOME. Conditions in Latin debt markets significantly improved over the course of the year. Key reasons for this improvement included:

-  Improving sovereign risk profiles in major nations like Brazil and Mexico.
--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS

- The increasing trend toward better economic growth throughout the developed world and much of Asia, which typically translates into greater demand for many of the goods and services originating in Latin America.

- Strengthening prices of oil and other major global commodities, which was good news for Latin nations like Brazil, Venezuela and Mexico, whose economic health is closely tied to the export of commodities and related products.

We also note that much of the high leverage from hedge funds and other investors that disproportionately hurt emerging debt markets in 1998 was wrung out of the market by early 1999. By the time Brazil devalued its currency in mid-January--which was widely considered one of the last of the potential disasters that could strike the global financial system--emerging debt was thus able to bounce back more quickly than in 1998, and any so-called "contagion effect" from Brazil on other markets in Latin America or elsewhere was much less severe.

PORTFOLIO STRATEGY: DEFENSIVE IN EQUITIES, MORE BULLISH IN FIXED INCOME

TOP 10 EQUITY HOLDINGS, BY ISSUER*                    TOP 10 FIXED INCOME EXPOSURES, BY COUNTRY/REGION
                                         % OF                                      SECURITY      % OF
    HOLDING                  COUNTRY   NET ASSETS         COUNTRY                    TYPE      NET ASSETS
    -------                  -------   ----------         -------                  ---------   ----------
 1. Telmex                   Mexico       9.6          1. Argentina                Sovereign      6.6
 2. Telebras                 Brazil       6.4          2. Brazil                   Sovereign      5.8
 3. Televisa                 Mexico       3.8          3. Mexico                   Sovereign      5.6
 4. Petrobras                Brazil       3.2          4. Venezuela                Sovereign      4.1
 5. Cemex                    Mexico       2.6          5. Colombia                 Sovereign      2.5
 6. CVRD                     Brazil       2.6          6. Peru                     Sovereign      1.4
 7. Tele Norte Leste         Brazil       2.5          7. Panama                   Sovereign      1.3
 8. Embratel                 Brazil       2.4          8. Ecuador                  Sovereign      1.0
 9. Cifra                    Mexico       2.3          9. Costa Rica               Sovereign      0.3
10. Tele Centro Sul          Brazil       1.9         10. Latin America            Corporate      0.1
                                         -----                                                   -----
    Total                                37.3             Total                                  28.7
                                         -----                                                   -----
                                         -----                                                   -----

--------------
* Company names are abbreviations of those found in the Schedule of Investments.

          ASSET ALLOCATION
          (% of net assets)

Equities                     66.79
Fixed Income                 28.73
Private Equities              1.92
Cash & Cash Equivalents       2.56

HISTORICAL EQUITIES/FIXED INCOME MIX

                    % of net assets
                Equities    Fixed Income
12/31/96         87.16           2.7
 6/30/97         90.22          9.51
12/31/97         90.25         15.23
 6/30/98         70.97         23.61
12/31/98         63.43         34.72
 6/30/99         63.76          33.5
12/31/99         68.71         28.73

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

EQUITIES. I see good potential for selected Latin American equity markets to outperform over the next 12 months, driven by regional and global economic growth and the other factors already cited. Valuations, though somewhat high relative to historical averages, are attractive when compared to those of many markets elsewhere in the world.

Nonetheless, the strength of the fourth-quarter rally has led me to position the Fund defensively at present. My largest allocations are to Mexico and Brazil, whose respective top-down and bottom-up stories are compelling. I have also increased exposure to Chile, whose economy appears to be on a tear. Among other markets, I have reduced exposure to Argentina and retain only minimal positions in the fairly illiquid and volatile markets of Colombia and Venezuela.

At the sector level, I have trimmed the Fund's holdings in telecommunications stocks in recognition of their recent surge. Telecoms were exceptional performers during the fourth quarter, as investors rode the wave of a global rally. Still, there is value to be had, and I continue to overweight in this sector compared to EMFLA. I also favor media, financials, retailers, beverages and selected global cyclicals (I.E., cement, steel, mining, pulp and paper). Within these sectors, large-capitalization names continue to make up the bulk of the portfolio.

I note here that the Fund's performance in recent months additionally benefited from selective positions in smaller-capitalization, less-liquid issues that did very well. Our ability to invest in such names is one of the benefits of the closed-end fund structure, and I expect to identify and pursue similar opportunities as the region's economies stay on the road to recovery. This is particularly true in Mexico, Brazil and Chile, where certain undervalued small-caps are becoming more visible and more attractive to domestic and international investors alike.

FIXED INCOME. The Fund's fixed income advisor, Salomon Brothers Asset Management Inc., is generally optimistic about Latin debt markets in 2000 and favors longer-term securities, whose valuations relative to U.S. Treasury bonds, it expects to improve.

Among individual markets, Salomon Brothers Asset Management Inc.'s main approach is to overweight (I.E., compared to EMBI+) Brazil and Venezuela, whose debt-related fundamentals are brightest; and underweight Argentina, where economic conditions and a heavy supply of upcoming new debt should dampen the upside potential for bond prices. Mexican exposure is underweight for the moment in anticipation of political uncertainty ahead of the July presidential elections, but may increase as perceptions change.

Fixed income positions in peripheral markets like those of Colombia, Peru, Panama and Ecuador are being treated more opportunistically.

OUTLOOK: SOLIDLY OPTIMISTIC

I am solidly optimistic about the prospects for Latin American financial markets. Here is a brief summary of why:

- Overall, the region's economic recovery remains intact and might even surprise on the upside. Benefiting from an upturn in global economic growth, regional Gross Domestic Product may grow as much as 3-4% in 2000, a major leap from its flat growth in 1999.

   Should commodity prices continue to strengthen, I would anticipate a significantly positive impact on the economies

--------------------------------------------------------------------------------
4

LETTER TO SHAREHOLDERS

   of Mexico, Peru and Chile. The latter, in fact, may grow as much as 6% in 2000, representing quite a turnaround from its recent past.

- Conditions in the major markets are favorable. Mexico is doing well on the economic and political fronts. Brazil should experience additional, if gradual, reductions in interest rates, inflation there should remain benign, the currency should remain strong and the economy should benefit from another year of record-high foreign direct investment. The environment in Chile could become even more exciting than it already is if laws limiting foreign investment activity there are relaxed.

- Latin equity markets may not be expensive when compared to their developed-world counterparts, but they are relative to their own historical averages. As we have seen in the U.S., however, historical averages may well need to be adjusted upward, particularly if the recent big gains in telecommunications and Internet-related stocks hold up over time.

- Latin sovereign risk profiles are getting better, which should be beneficial both to equities and fixed income. Of particular note in this regard is the increasing probability that Mexico's debt rating will rise to investment-grade status this year. If this occurs, it would likely have a positive "halo"-like effect on Latin debt more widely, much as happened in Eastern Europe when Poland earned an investment-grade rating.

As always, however, I must temper my optimism with a caveat of caution. Latin America is--and likely will continue to be--vulnerable to negative external developments. At present, the more notable among them include the possibility of a hard economic landing in the U.S. and rising global interest rates. Equity valuations in some sectors are high, furthermore, which increases the possibility of sector-specific corrections.

Respectfully,

/s/Emily Alejos
Emily Alejos
Chief Investment Officer ***

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. All business units of Credit Suisse Group have successfully completed their year-end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

III. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 29 through 31 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** The J.P. Morgan Emerging Markets Bond Index Plus tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S.-dollar local-market instruments. EMBI+ comprises a set of broker-traded debt instruments widely followed and quoted by several market-makers. Instruments must have a minimum of $500 million outstanding.

*** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

GEOGRAPHIC ASSET BREAKDOWN
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

AS A PERCENT OF NET ASSETS
                                                     12/31/99         12/31/98
Argentina                                              6.61            17.74
Brazil                                                33.97            28.35
Chile                                                  7.22             6.55
Colombia                                               2.73             2.01
Ecuador                                                1.01             1.33
Mexico                                                36.09            28.96
Panama                                                 1.34             1.04
Peru                                                   2.11             3.86
Venezuela                                               4.4             6.62
Other                                                  2.04             1.77
Cash & Cash Equivalents                                2.48             1.77

SECTOR ALLOCATION
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

AS A PERCENT OF NET ASSETS
                                                     12/31/99         12/31/98
Banking                                                2.09             1.81
Broadcast, Radio & Television                          3.79             1.85
Cement                                                 2.63             2.15
Financial Services                                     2.87             0.01
Food & Beverages                                       8.37             6.79
Investment & Holding Companies                          2.6             2.36
Local and/or Long Distance Telephone Service          14.17             8.65
Mining                                                  3.3             2.39
Oil & Natural Gas                                      3.19             8.88
Paper Products                                          2.9             2.72
Retail                                                 2.81             3.15
Telecommunications                                    11.11            11.91
Fixed or Floating Rate Investments                    28.73            34.72
Other                                                  8.88            10.76
Cash & Cash Equivalents                                2.56             1.85

--------------------------------------------------------------------------------
7

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                 Sector                       Country        Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. Telefonos de Mexico, S.A.                         Telecommunications                 Mexico             9.6
---------------------------------------------------------------------------------------------------------------------------
   2. Republic of Argentina                     Fixed or Floating Rate Investments        Argentina           6.6
---------------------------------------------------------------------------------------------------------------------------
   3. Telecomunicacoes Brasileiras S.A.    Local and/or Long Distance Telephone Service    Brazil             6.4
---------------------------------------------------------------------------------------------------------------------------
   4. Federal Republic of Brazil                Fixed or Floating Rate Investments         Brazil             5.8
---------------------------------------------------------------------------------------------------------------------------
   5. United Mexican States                     Fixed or Floating Rate Investments         Mexico             5.6
---------------------------------------------------------------------------------------------------------------------------
   6. Republic of Venezuela                     Fixed or Floating Rate Investments        Venezuela           4.1
---------------------------------------------------------------------------------------------------------------------------
   7. Grupo Televisa S.A.                          Broadcast, Radio & Television           Mexico             3.8
---------------------------------------------------------------------------------------------------------------------------
   8. Petroleo Brasileiro S.A.                           Oil & Natural Gas                 Brazil             3.2
---------------------------------------------------------------------------------------------------------------------------
   9. Cemex, S.A. de C.V.                                     Cement                       Mexico             2.6
---------------------------------------------------------------------------------------------------------------------------
  10. Companhia Vale do Rio Doce                              Mining                       Brazil             2.6
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  No. of        Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-68.71%
BRAZIL-28.18%

BANKING-1.58%
Banco Bradesco S.A. PN ......      393,131  $     3,084
Banco Bradesco S.A., Rights
 (expiring 12/25/49)+ .......       25,526          101
Banco do Brasil S.A., Series A,
 Warrants (expiring 06/30/01)+  11,877,000        8,613
Banco do Brasil S.A., Series B,
 Warrants (expiring 06/30/06)+  17,815,500       16,272
Banco do Brasil S.A., Series C,
 Warrants (expiring 06/30/11)+  29,692,500       30,243
Banco Itau S.A. PN ..........   20,585,957    1,766,301
                                           ------------
                                              1,824,614
                                           ------------

CELLULAR TELECOMMUNICATIONS-0.91%
Telemig Celular S.A. PNC+ ...      132,070        2,408
Telesp Celular Participacoes
 S.A. ADR ...................       24,700    1,046,662
                                           ------------
                                              1,049,070
                                           ------------

FERTILIZER-0.02%
Serrana S.A. ON+ ............       14,249        8,203
Serrana S.A. PN+ ............       16,991        9,311
                                           ------------
                                                 17,514
                                           ------------

FOOD & BEVERAGES-2.02%
Companhia Brasileira de
 Distribuicao Grupo Pao
 de Acucar ADR ..............       29,100      940,294
Companhia Cervejaria
 Brahma ADR .................       99,400    1,391,600
                                           ------------
                                              2,331,894
                                           ------------

LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE-14.17%
Embratel Participacoes
 S.A. ADR ...................      101,765    2,773,096
Tele Centro Sul Participacoes
 S.A. ADR ...................       24,500    2,223,375
Tele Norte Leste Participacoes
 S.A. ADR ...................      114,100    2,909,550

                                  No. of        Value
Description                       Shares      (Note A)
-------------------------------------------------------
LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE (CONTINUED)
Telecomunicacoes Brasileiras
 S.A. ADR ...................       57,900 $  7,440,150
Telecomunicacoes de Minas
 Gerais S.A. PNB ............      132,070        5,110
Telecomunicacoes de Sao
 Paulo S.A. PN ..............   42,510,599    1,030,703
                                           ------------
                                             16,381,984
                                           ------------

MINING-2.58%
Companhia Vale do Rio
 Doce ADR ...................       18,900      526,900
Companhia Vale do Rio
 Doce PNA ...................       88,835    2,458,760
                                           ------------
                                              2,985,660
                                           ------------

OIL & NATURAL GAS-3.19%
Petroleo Brasileiro S.A. PN .   14,500,000    3,692,223
                                           ------------

PAPER PRODUCTS-1.50%
Aracruz Celulose S.A. ADR ...       50,000    1,312,500
Votorantim Celulose e Papel
 S.A. PN ....................    9,150,659      420,429
                                           ------------
                                              1,732,929
                                           ------------

STEEL-0.54%
Gerdau S.A. PN ..............   23,557,025      625,927
                                           ------------

UTILITIES-1.67%
Centrais Eletricas Brasileiras
 S.A. PNB ADR ...............      160,836    1,932,525
                                           ------------
TOTAL BRAZIL (Cost $21,798,615) ..........   32,574,340
                                           ------------

CHILE-7.14%

BANKING-0.51%
Banco de Credito e Inversiones      72,752      590,531
                                           ------------

CONSUMER DURABLES-0.47%
Empresas Almacenes Paris S.A.      441,229      541,385
                                           ------------

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                  No. of        Value
Description                       Shares      (Note A)
-------------------------------------------------------
ELECTRIC GENERATION-0.84%
Empresa Nacional de
 Electricidad S.A. ..........    1,221,723 $    576,556
Enersis S.A. ................      830,623      388,852
                                           ------------
                                                965,408
                                           ------------

ENGINEERING & CONSTRUCTION-0.29%
Besalco S.A. ................       66,354      185,378
Maderas y Sinteticos S.A. ...      341,850      152,937
                                           ------------
                                                338,315
                                           ------------

FERTILIZER-0.32%
Sociedad Quimica y Minera
 de Chile S.A., Class A .....       41,406      133,656
Sociedad Quimica y Minera
 de Chile S.A., Class B .....       75,000      236,432
                                           ------------
                                                370,088
                                           ------------

FINANCIAL SERVICES-0.01%
Invercap S.A. ...............       12,094        5,936
                                           ------------

FOOD & BEVERAGES-1.53%
Compania Cervecerias
 Unidas S.A. ................       83,574      530,078
Embotelladora Andina
 S.A. PNA ...................      121,203      366,068
Embotelladora Andina
 S.A. PNB ...................       49,172      118,811
Embotelladora Arica S.A. ADR++      75,000      750,000
                                           ------------
                                              1,764,957
                                           ------------

FORESTRY-1.53%
Compania Chilena de
 Fosforos S.A. ..............       69,033       76,233
Compania de Petroleos de
 Chile S.A. .................      262,729    1,165,480
Empresas CMPC S.A. ..........       51,504      531,811
                                           ------------
                                              1,773,524
                                           ------------

INSURANCE-0.10%
Compania de Seguros La
 Prevision Vida S.A.+ .......      188,348      117,329
                                           ------------

                                  No. of        Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
PHARMACEUTICALS-0.10%
Laboratorio Chile S.A. ......      122,019 $    111,712
                                           ------------

RETAIL-0.56%
Sociedad Anonima Comercial
 e Industrial Falabella .....      578,743      650,028
                                           ------------

STEEL-0.43%
Compania Acero del Pacifico S.A.   270,555      497,954
                                           ------------

TELECOMMUNICATIONS-0.45%
Compania de
 Telecomunicaciones de
 Chile S.A., Class A ........       40,717      184,466
Compania de
 Telecomunicaciones de
 Chile S.A., Class B ........      113,213      333,388
                                           ------------
                                                517,854
                                           ------------
TOTAL CHILE (Cost $6,660,732) ............    8,245,021
                                           ------------

COLOMBIA-0.24%

FOOD & BEVERAGES-0.24%
Bavaria S.A. (Cost $253,853)        63,239      276,565
                                           ------------
JAMAICA-0.89%

INVESTMENT & HOLDING COMPANIES-0.89%
Jamaican Assets I L.P.**++
 (Cost $892,099) ............      794,973    1,033,322
                                           ------------

MEXICO-30.52%

BROADCAST, RADIO & TELEVISION-3.79%
Grupo Televisa S.A. GDR+ ....       64,200    4,381,650
                                           ------------

CEMENT-2.63%
Cemex, S.A. de C.V. ADR+ ....      108,855    3,034,333
Cemex, S.A. de C.V. CPO .....            2           11
                                           ------------
                                              3,034,344
                                           ------------

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                  No. of        Value
Description                       Shares      (Note A)
-------------------------------------------------------
DIVERSIFIED OPERATIONS-1.09%
Alfa, S.A., Series A+ .......      185,158 $    869,607
Desc, S.A. de C.V. ADR+ .....       23,400      391,950
                                           ------------
                                              1,261,557
                                           ------------

FINANCIAL SERVICES-2.86%
Grupo Financiero Banamex
 Accival, S.A. de C.V., Series O+  471,000    1,888,971
Grupo Financiero Bancomer,
 S.A. de C.V., Series O .....    3,400,000    1,421,003
                                           ------------
                                              3,309,974
                                           ------------

FOOD & BEVERAGES-4.58%
Coca-Cola Femsa S.A. ADR ....       68,345    1,200,309
Fomento Economico Mexicano,
 S.A. de C.V. ADR ...........       44,380    1,974,910
Grupo Bimbo, S.A. de C.V.,
 Series A+ ..................      229,914      513,212
Grupo Modelo, S.A. de C.V.,
 Series C ...................      586,557    1,609,550
                                           ------------
                                              5,297,981
                                           ------------

INVESTMENT & HOLDING COMPANIES-1.03%
Grupo Carso S.A. de C.V.,
 Series A1+ .................      237,625    1,183,736
                                           ------------

MINING-0.72%
Grupo Mexico S.A., Series B .      168,773      836,295
                                           ------------

PAPER PRODUCTS-1.40%
Kimberly-Clark de Mexico, S.A.
 de C.V., Series A ..........      414,102    1,617,074
                                           ------------

RETAIL-2.25%
Cifra S.A. de C.V. ADR+ .....      129,489    2,595,231
                                           ------------

STEEL-0.55%
Tubos de Acero de Mexico,
 S.A. ADR ...................       47,200      640,150
                                           ------------

TELECOMMUNICATIONS-9.62%
Telefonos de Mexico,
 S.A., Class L ADR ..........       98,800   11,115,000
                                           ------------
TOTAL MEXICO (Cost $25,961,595) ..........   35,272,992
                                           ------------

                                  No. of        Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
PERU-0.72%

ENGINEERING & CONSTRUCTION-0.02%
Tecsur S.A.+ ................       82,212 $     21,558
                                           ------------

TELECOMMUNICATIONS-0.70%
Telefonica del Peru S.A. ADR        60,600      810,525
                                           ------------
TOTAL PERU (Cost $953,107) ...............      832,083
                                           ------------

VENEZUELA-0.34%

CEMENT-0.00%
Corporacion Venezolana de
 Cementos, S.A.C.A.,
 Shares 1 ...................          280           97
Corporacion Venezolana de
 Cementos, S.A.C.A.,
 Shares 2 ...................           37           12
                                           ------------
                                                    109
                                           ------------

TELECOMMUNICATIONS-0.34%
Venworld
 Telecommunications**+ ......       40,140      394,916
                                           ------------
TOTAL VENEZUELA (Cost $816,963)                 395,025
                                           ------------

GLOBAL-0.68%

INVESTMENT & HOLDING COMPANIES-0.68%
Emerging Markets Ventures I
 L.P.**+# (Cost $742,023) ...      711,734      785,327
                                           ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $58,078,987)               79,414,675
                                           ------------

 FIXED OR FLOATING RATE
  INVESTMENTS-28.73%

ARGENTINA-6.61%
                                Par (000)
                              ------------
Republic of Argentina,
 Debentures, 6.8125%,
 03/31/05(2)(5)(6) ..........   USD    440      402,820
Republic of Argentina, Global
 Note, 11.75%, 04/07/09 .....        3,500    3,526,250

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                   Par         Value
Description                       (000)       (Note A)
-------------------------------------------------------
ARGENTINA (CONTINUED)
Republic of Argentina, Global
 Senior Note, 9.164%,
 04/10/05(4) ................  USD     650 $    598,000
Republic of Argentina, Note,
 11.75%, 02/12/07++ .........        2,000    1,840,000
Republic of Argentina, Series 54,
 Tranche 1, Unsubordinated
 Note, 8.75%, 07/10/02++ ....        1,250    1,131,250
Republic of Argentina,
 Series REGS, Euro MTN,
 11.75%, 02/12/07++ .........  ARS     150      138,020
                                           ------------
TOTAL ARGENTINA (Cost $7,122,549) ........    7,636,340
                                           ------------

BRAZIL-5.79%
Federal Republic of Brazil,
 Bearer Bond, 5.00%,
 04/15/09(4)(5)(6) ..........  USD     148      110,260
Federal Republic of Brazil,
 Capitalization Bond, 8.00%,
 04/15/14(1)(5)(6) ..........          767      576,978
Federal Republic of Brazil,
 Capitalization Debenture,
 Series L, 8.00%,
 04/15/14(1)(5)(6) ..........          701      527,680
Federal Republic of Brazil,
 Debt Conversion Bond,
 Series L-18 yr, 7.00%,
 04/15/12(3)(5)(6) ..........        2,076    1,551,810
Federal Republic of Brazil,
 Debt Conversion Bond,
 Series L-RG, 7.00%,
 04/15/12(3)(5)(6) ..........        1,926    1,439,685
Federal Republic of Brazil,
 Unsubordinated Bond,
 14.50%, 10/15/09 ...........        2,241    2,488,631
                                           ------------
TOTAL BRAZIL (Cost $5,987,735) ...........    6,695,044
                                           ------------

COLOMBIA-2.49%
Republic of Colombia, Global
 Bond, 10.875%, 03/09/04 ....        1,400    1,438,500
Republic of Colombia, Global
 Unsubordinated Bond,
 7.625%, 02/15/07 ...........          200      169,500

COLOMBIA (CONTINUED)
Republic of Colombia, Global
 Unsubordinated Note,
 8.625%, 04/01/08 ...........  USD     250 $    220,000
Republic of Colombia, Series 9,
 Euro MTN, 7.27%, 06/15/03 ..          500      455,000
Republic of Colombia, Yankee
 Note, 11.442%, 08/13/05(9) .          614      592,510
                                           ------------
TOTAL COLOMBIA (Cost $2,741,903) .........    2,875,510
                                           ------------

COSTA RICA-0.29%
Banco Central Costa Rica,
 Series B, Principal Bond,
 6.25%, 05/21/15(6)
 (Cost $349,606) ............          400      340,000
                                           ------------

ECUADOR-1.01%
The Republic of Ecuador, Par
 Bond, 4.00%, 02/28/25(5)(7)
 (Cost $1,507,426) ..........        3,400    1,168,750
                                           ------------

LATIN AMERICA-0.17%
International Wireless
 Communications, Inc., Senior
 Secured Note, 08/17/02*+(8)
 (Cost $451,924) ............          323      200,115
                                           ------------

MEXICO-5.58%
United Mexican States, Global
 Bond, 11.375%, 09/15/16 ....          485      550,257
United Mexican States, Secured
 Bond, Series W-A, 6.25%,
 12/31/19(5) ................          700      549,500
United Mexican States, Series
 W-B, Par Bond, 6.25%,
 12/31/19(5) ................        6,500    5,131,100

                                 No. of
                                 Shares
                                 ---------
United Mexican States, Warrants
 (expiring  02/18/00)+ ......        2,130      213,000
                                           ------------
TOTAL MEXICO (Cost $6,091,654) ...........    6,443,857
                                           ------------


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                   Par         Value
Description                       (000)       (Note A)
-------------------------------------------------------
PANAMA-1.34%
The Republic of Panama, Global
 Bond, 8.875%, 09/30/27 .....  USD     405 $    340,200
The Republic of Panama, Global
 Bond, 9.375%, 04/01/29 .....          775      739,156
The Republic of Panama, Interest
 Reduction Debenture, 4.25%,
 07/17/14(4)(5)(6) ..........          600      471,000
                                           ------------
TOTAL PANAMA (Cost $1,579,730) ...........    1,550,356
                                           ------------

PERU-1.39%
The Republic of Peru, Front
 Loaded Interest Reduction
 Bond, 3.75%,
 03/07/17(4)(5)(6) ..........        2,250    1,397,813
The Republic of Peru, Past Due
 Interest Bond, 4.50%,
 03/07/17(4)(5)(6) ..........          300      207,750
                                           ------------
TOTAL PERU (Cost $1,572,647) .............    1,605,563
                                           ------------

VENEZUELA-4.06%
Republic of Venezuela, Global
 Bond, 13.62%, 08/15/18 .....        2,375    2,149,375
Republic of Venezuela, Global
 Bond, 9.25%, 09/15/27 ......          200      132,000
Republic of Venezuela,
 Series A, Front Loaded
 Interest Reduction Debenture,
 6.87%, 03/31/07(3)(5)(6) ...        2,857    2,257,132
Republic of Venezuela,
 Series DL, Debt Conversion
 Debenture, 7.00%,
 12/18/07(3)(5)(6) ..........          190      150,476
                                           ------------
TOTAL VENEZUELA (Cost $3,793,876) ........    4,688,983
                                           ------------

TOTAL FIXED OR FLOATING RATE
 INVESTMENTS (Cost $31,199,050) ..........   33,204,518
                                           ------------

                                  No. of        Value
Description                       Shares      (Note A)
-------------------------------------------------------
SHORT-TERM INVESTMENTS-0.08%

CHILEAN MUTUAL FUNDS-0.08%
Bice Manager Investment Fund        32,904 $     86,607
Fondo Mutuo Security Check ..        2,952       13,295
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $98,915) ..........................       99,902
                                           ------------
TOTAL INVESTMENTS-97.52%
 (Cost $89,376,952) (Notes A,D) ..........  112,719,095
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-2.48% ....................    2,865,150
                                           ------------
NET ASSETS-100.00% ....................... $115,584,245
                                           ------------
                                           ------------
-------------------------------------------------------

*    Not readily marketable security.
**   Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
# As of December 31, 1999, the Fund committed to investing an additional $512,889 of capital.
(1) Payment-in-kind bond; of which all or a portion of the coupon is being capitalized at periodic intervals.
(2) Floating rate bond; rate resets based on 6-month London Interbank Offered Rate ("LIBOR") plus 0.8125%.
(3)  Floating rate bond; rate resets based on 6-month LIBOR plus 0.875%.
(4)  Variable rate bond; coupon varies at periodic intervals.
(5)  Brady Bond.
(6)  Pro-rata sinking fund has been established.
(7)  Step-up bond; coupon increases at periodic intervals.
(8)  As of March 31, 1998, this investment ceased accruing interest.
(9) Floating rate note; rate resets based on the average of the Republic of Colombia, 7.625%, 02/15/07 and the Republic of Colombia, 8.625%, 04/01/08 minus 0.375%.
ADR  American Depositary Receipts.
ARS  Argentine Pesos.
CPO  Ordinary Participation Certificates.
GDR  Global Depositary Receipts.
MTN  Medium Term Note.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.
USD  United States Dollars.


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $89,376,952) (Note A) ..................................       $112,719,095
Cash (including $34,766 of foreign currencies with a cost of $34,769) (Note A) .....          1,891,802
Receivables:
   Interest ........................................................................            961,657
   Investments sold ................................................................            371,859
   Dividends .......................................................................            287,630
Prepaid expenses and other assets ..................................................              4,639
                                                                                           ------------
Total Assets .......................................................................        116,236,682
                                                                                           ------------
LIABILITIES
Payables:
   Investment advisory fees (Note B) ...............................................            288,103
   Administration fees (Note B) ....................................................             44,186
   Other accrued expenses ..........................................................            269,011
   Chilean repatriation taxes (Note A) .............................................             51,137
                                                                                           ------------
Total Liabilities ..................................................................            652,437
                                                                                           ------------
NET ASSETS (applicable to 6,587,139 shares of common stock outstanding) (Note C) ...       $115,584,245
                                                                                           ------------
                                                                                           ------------
NET ASSET VALUE PER SHARE ($115,584,245 DIVIDED BY 6,587,139) ......................       $      17.55
                                                                                           ------------
                                                                                           ------------
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,587,139 shares issued and outstanding
 (100,000,000 shares authorized) ...................................................       $      6,587
Paid-in capital ....................................................................        117,453,301
Accumulated net realized loss on investments and foreign currency related
 transactions ......................................................................        (25,214,671)
Net unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies .................         23,339,028
                                                                                           ------------
Net assets applicable to shares outstanding ........................................       $115,584,245
                                                                                           ------------
                                                                                           ------------



--------------------------------------------------------------------------------
14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income (Note A):
  Dividends ........................................................................       $  1,623,099
  Interest .........................................................................          4,491,651
  Less: Foreign taxes withheld .....................................................           (182,618)
                                                                                           ------------
  Total Investment Income ..........................................................          5,932,132
                                                                                           ------------
Expenses:
  Investment advisory fees (Note B) ................................................          1,190,690
  Administration fees (Note B) .....................................................            175,513
  Audit and legal fees .............................................................            138,437
  Custodian fees ...................................................................             90,320
  Accounting fees ..................................................................             80,763
  Printing .........................................................................             79,634
  Directors' fees ..................................................................             52,000
  Transfer agent fees ..............................................................             32,452
  NYSE listing fees ................................................................             16,170
  Insurance ........................................................................             10,392
  Other ............................................................................             16,743
  Brazilian taxes (Note A) .........................................................             29,417
                                                                                           ------------
  Total Expenses ...................................................................          1,912,531
  Less: Fee waivers (Note B) .......................................................           (114,434)
                                                                                           ------------
    Net Expenses ...................................................................          1,798,097
                                                                                           ------------
  Net Investment Income ............................................................          4,134,035
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments ......................................................................          2,475,138
  Foreign currency related transactions ............................................           (583,431)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies .................         34,738,713
                                                                                           ------------
Net realized and unrealized gain on investments and foreign currency
 related transactions ..............................................................         36,630,420
                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................       $ 40,764,455
                                                                                           ------------
                                                                                           ------------



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               15

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Years Ended
                                                                                                December 31,
                                                                                      --------------------------------
                                                                                          1999                1998
                                                                                      -----------          -----------
INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                              $  4,134,035        $  3,439,779
  Net realized gain/(loss) on investments and foreign currency
   related transactions                                                                 1,891,707         (25,228,498)
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
   in foreign currencies                                                               34,738,713         (27,737,482)
                                                                                     ------------        ------------
     Net increase/(decrease) in net assets resulting from operations                   40,764,455         (49,526,201)
                                                                                     ------------        ------------
Dividends to shareholders (Note A):
  Net investment income                                                                (3,293,569)         (3,566,312)
                                                                                     ------------        ------------
Capital share transactions (Note C):
  Proceeds from 78,479 shares issued in reinvestment of dividends                              --           1,069,270
  Cost of 1,338,000 shares and 26,100 shares repurchased, respectively (Note G)       (12,985,948)           (235,428)
                                                                                     ------------        ------------
    Net increase/(decrease) in net assets resulting from capital
     share transactions                                                               (12,985,948)            833,842
                                                                                     ------------        ------------
    Total increase/(decrease) in net assets                                            24,484,938         (52,258,671)
                                                                                     ------------        ------------
NET ASSETS
Beginning of year                                                                      91,099,307         143,357,978
                                                                                     ------------        ------------
End of year                                                                          $115,584,245        $ 91,099,307
                                                                                     ------------        ------------
                                                                                     ------------        ------------



--------------------------------------------------------------------------------
16                               See accompanying notes to financial statements.

                       This page left intentionally blank.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                              For the Years Ended December 31,
                                              --------------------------------
                                                1999        1998        1997
                                              --------    --------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
 of period .............................       $11.49      $18.21      $19.07
                                              --------    --------    --------
Net investment income ..................         0.59        0.43        0.11
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
  related transactions .................         5.44       (6.71)++     1.66
                                              --------    --------    --------
Net increase/(decrease) in
 net assets resulting from
 operations ............................         6.03       (6.28)       1.77
                                              --------    --------    --------
Dividends and distributions
 to shareholders:
  Net investment income ................        (0.50)      (0.45)      (0.21)
  Net realized gain on
   investments and foreign
   currency related
   transactions ........................           --          --       (2.42)
  In excess of net realized
   gains ...............................           --          --          --
                                              --------    --------    --------
Total dividends and
 distributions to
 shareholders ..........................        (0.50)      (0.45)      (2.63)
                                              --------    --------    --------
Anti-dilutive impact due to
 capital shares repurchased ............         0.53        0.01          --
Dilutive impact due to
 capital share rights
 offering ..............................           --          --          --
                                              --------    --------    --------
Net asset value, end of
 period ................................       $17.55      $11.49      $18.21
                                              --------    --------    --------
                                              --------    --------    --------

Market value, end of period ............      $13.063      $8.188     $14.313
                                              --------    --------    --------
                                              --------    --------    --------
Total investment return (a) ............        65.69%     (39.56)%      8.21%
                                              --------    --------    --------
                                              --------    --------    --------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted) .........................     $115,584     $91,099    $143,358
Ratio of expenses to average
 net assets (c) ........................         1.89%       2.39%       2.46%
Ratio of expenses to average
 net assets, excluding fee
 waivers ...............................         2.01%       2.51%       2.58%
Ratio of expenses to average
 net assets, excluding taxes ...........         1.85%       1.80%       1.68%
Ratio of net investment
 income to average net
 assets ................................         4.33%       2.91%       0.53%
Portfolio turnover rate ................       115.42%     172.62%     124.98%

-------------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
++ Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.


--------------------------------------------------------------------------------
18                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    For the Period
                                                  For the Years Ended December 31,                                  August 1, 1990*
                                              --------------------------------------------------------------------      through
                                                1996        1995        1994        1993        1992        1991   December 31, 1990
                                              --------    --------    --------    --------    --------    -------- -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
 of period .............................       $17.09      $20.18      $25.73      $25.36      $26.05      $14.24       $13.64**
                                              --------    --------    --------    --------    --------    --------     -------
Net investment income ..................         0.28        0.19        0.09+       0.08        0.24        0.61         0.29
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
  related transactions .................         1.93       (3.09)       1.29       10.18        1.51       14.66         0.58
                                              --------    --------    --------    --------    --------    --------     -------
Net increase/(decrease) in
 net assets resulting from
 operations ............................         2.21       (2.90)       1.38       10.26        1.75       15.27         0.87
                                              --------    --------    --------    --------    --------    --------     -------
Dividends and distributions
 to shareholders:
  Net investment income ................        (0.23)         --       (0.07)      (0.22)         --       (0.63)       (0.27)
  Net realized gain on
   investments and foreign
   currency related
   transactions ........................           --       (0.19)      (4.33)      (8.61)      (2.44)      (2.83)          --
  In excess of net realized
   gains ...............................           --          --          --       (0.04)         --          --           --
                                              --------    --------    --------    --------    --------    --------     -------
Total dividends and
 distributions to
 shareholders ..........................        (0.23)      (0.19)      (4.40)      (8.87)      (2.44)      (3.46)       (0.27)
                                              --------    --------    --------    --------    --------    --------     -------
Anti-dilutive impact due to
 capital shares repurchased ............           --          --          --          --          --          --           --
Dilutive impact due to
 capital share rights
 offering ..............................           --          --       (2.53)      (1.02)         --          --           --
                                              --------    --------    --------    --------    --------    --------     -------
Net asset value, end of
 period ................................       $19.07      $17.09      $20.18      $25.73      $25.36      $26.05       $14.24
                                              --------    --------    --------    --------    --------    --------     -------
                                              --------    --------    --------    --------    --------    --------     -------

Market value, end of period ............      $15.750     $14.750     $18.750     $31.500     $24.375     $26.500      $11.125
                                              --------    --------    --------    --------    --------    --------     -------
                                              --------    --------    --------    --------    --------    --------     -------

Total investment return (a) ............         8.26%     (20.34)%    (26.63)%     89.45%       2.35%     167.96%      (18.35)%
                                              --------    --------    --------    --------    --------    --------     -------
                                              --------    --------    --------    --------    --------    --------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted) .........................     $150,007    $134,290    $156,673    $140,458    $102,259    $104,435      $57,081
Ratio of expenses to average
 net assets (c) ........................         1.70%       2.00%       2.02%       2.06%       2.61%       2.30%       3.27%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers ...............................         1.82%       2.12%         --          --          --          --           --
Ratio of expenses to average
 net assets, excluding taxes ...........           --        1.78%       1.72%         --        2.31%         --           --
Ratio of net investment
 income to average net
 assets ................................         1.47%       1.10%       0.63%       1.45%       1.15%       2.85%        5.10%(b)
Portfolio turnover rate ................        50.21%      38.71%      77.81%      70.17%      55.40%      82.39%       52.49%

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 1999, the Fund held 2.09% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,903,005 and fair value of $2,413,680. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1999, the interest rate was 3.50%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryforward of $23,556,041 of which $22,881,266 expires in 2006 and $674,775 expires in 2007.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $42,115 and $1,243,892, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1999, the Fund incurred no such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the year ended December 31, 1999, the Fund incurred $29,417 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At December 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $613,449 and from distributions in excess of net investment income of $577,918 to paid-in-capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repo, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 1999, the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates, serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1999, CSAM earned $1,012,087 for advisory services, of which CSAM waived $97,269. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, CSAM was reimbursed $14,001 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1999, advisory fees amounted to $178,603, of which $17,165 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1999, these sub-advisory fees amounted to $47,684.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1999, BSFM earned $95,101 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $58,000 at December 31, 1999) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,000 at December 31, 1999). For the year ended December 31, 1999, Celfin earned $66,411 and $5,942 for administrative and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 6,587,139 shares outstanding at December 31, 1999, CSAM owned 7,169 shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $89,749,575. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $22,969,520, was composed of gross appreciation of $25,545,134 for those investments having an excess of value over cost and gross depreciation of $2,575,614 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term investments, were $106,422,326 and $121,506,624 , respectively.

NOTE E. CREDIT AGREEMENTS

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A.. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time was the aggregate outstanding principal amount of all loans to any of the 11 funds to exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

Effective December 15, 1999, the Fund, together with other funds advised by CSAM, established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, the Fund had no borrowings under the credit agreements.


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of December 31, 1999, value per unit/share of such securities and percent of net assets which the securities comprise.

                                            NUMBER                                        FAIR         VALUE     PERCENT
                                          OF UNITS/                                     VALUE AT        PER      OF NET
SECURITY                                    SHARES     ACQUISITION DATES      COST      12/31/99     UNIT/SHARE  ASSETS
--------                                  ---------   -------------------   --------   ----------    ----------  -------
Emerging Markets Ventures I L.P.           447,558    01/22/98 - 10/27/98   $459,537   $  493,836       $1.10     0.43
Emerging Markets Ventures I L.P.            52,774         02/26/99           53,184       58,231        1.10     0.05
Emerging Markets Ventures I L.P.            21,376         04/19/99           30,002       23,585        1.10     0.02
Emerging Markets Ventures I L.P.            12,214         08/24/99           12,310       13,477        1.10     0.01
Emerging Markets Ventures I L.P.            91,609         10/01/99           92,328      101,081        1.10     0.09
Emerging Markets Ventures I L.P.            86,203         12/21/99           94,662       95,117        1.10     0.08
Jamaican Assets I L.P.                     794,973    07/29/97 - 10/17/97    892,099    1,033,322        1.30     0.89
Venworld Telecommunications                 40,140    07/30/92 - 08/07/92    816,959      394,916        9.84     0.34

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. By July 1999, the Fund had repurchased the full amount so authorized (1,200,000 shares). On October 14, 1999, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common stock, for the purpose of further enhancing shareholder value. From October 21, 1998 through December 31, 1998, the Fund repurchased 26,100 of its shares for a total cost of $235,428 at a weighted average discount of 25.43% from net asset value. The discount of individual repurchases ranged from 25.31% - 25.83%. For the year ended December 31, 1999, the Fund repurchased 1,338,000 of its shares for a total cost of $12,985,948 at a weighted average discount of 23.03% from net asset value. The discount of individual repurchases ranged from 17.53% - 26.78%.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Latin America Investment Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Investment Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and issuers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 2000



--------------------------------------------------------------------------------
26

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                               FOR        WITHHELD     NON-VOTES
----------------                            ---------     --------     ---------
James J. Cattano                            5,724,766      717,285     1,124,288
Riordan Roett                               5,709,138      732,913     1,124,288

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon*, George W. Landau, Martin M. Torino, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

* Mr. Gordon subsequently resigned from the Board and the size of the Board was reduced by one.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1999.

                                      FOR        AGAINST    ABSTAIN    NON-VOTES
                                   ---------     -------    -------    ---------
                                   6,350,045     56,172     35,834     1,124,288

(3) To approve a shareholder proposal providing that the advisory contract between the Fund and Credit Suisse Asset Management, LLC be terminated.

                                    FOR         AGAINST     ABSTAIN    NON-VOTES
                                 ---------     ---------    -------    ---------
                                 1,154,790     5,214,868    72,393     1,124,288

     The required votes were not received to approve the above proposal.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1999) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.50 per share dividend paid in respect of such fiscal year was derived entirely from net investment income. There were no distributions which would qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Notification for calendar year 1999 was mailed in January 2000. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.
--------------------------------------------------------------------------------

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.



--------------------------------------------------------------------------------
28

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Latin America Investment Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each

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                                                                              29
participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

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30

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-9697; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.



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* InvestLink is a service mark of Boston EquiServe Limited Partnership.
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31

RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.



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32

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY

The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management  Strategic  Global Income Fund, Inc.  (CGF)

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The Latin America Investment Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac        Director
James J. Cattano            Director
George W. Landau            Director
Riordan Roett               Director
Martin M. Torino            Director
William W. Priest, Jr.      Chairman of the Board of
                            Directors
Richard W. Watt             President and Director
Emily Alejos                Chief Investment Officer
Yarek Aranowicz             Investment Officer
Hal Liebes                  Senior Vice President
Michael A. Pignataro        Chief Financial Officer and
                            Secretary
Rocco A. Del Guercio        Vice President
Robert M. Rizza             Treasurer

INVESTMENT ADVISERS

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019




This report, including the financial statements herein, is sent        LAM
to the shareholders of the Fund for their information. It is not   [NYSE LOGO]
a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities
mentioned in this report.
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                                                                      3914-AR-99